POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        The undersigned does hereby make, constitute and appoint Will M. Storey, Maryellen B. Cattani, Timothy J. Windle and Peter A. V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with American President Companies, Ltd. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 30, 1994, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

        IN WITNESS WHEREOF, I have executed these presents this 7th day of March, 1995.




                                         /s/ Charles S. Arledge
                                             Charles S. Arledge
                                             Director









                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        The undersigned does hereby make, constitute and appoint Will M. Storey, Maryellen B. Cattani, Timothy J. Windle and Peter A. V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with American President Companies, Ltd. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 30, 1994, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

        IN WITNESS WHEREOF, I have executed these presents this 7th day of March, 1995.




                                         /s/ John H. Barr
                                             John H. Barr
                                             Director









                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        The undersigned does hereby make, constitute and appoint Will M. Storey, Maryellen B. Cattani, Timothy J. Windle and Peter A. V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with American President Companies, Ltd. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 30, 1994, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

        IN WITNESS WHEREOF, I have executed these presents this 9th day of March, 1995.




                                         /s/ Tully M. Friedman
                                             Tully M. Friedman
                                             Director









                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        The undersigned does hereby make, constitute and appoint Will M. Storey, Maryellen B. Cattani, Timothy J. Windle and Peter A. V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with American President Companies, Ltd. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 30, 1994, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

        IN WITNESS WHEREOF, I have executed these presents this 7th day of March, 1995.




                                         /s/ Joji Hayashi
                                             Joji Hayashi
                                             Director









                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        The undersigned does hereby make, constitute and appoint Will M. Storey, Maryellen B. Cattani, Timothy J. Windle and Peter A. V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with American President Companies, Ltd. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 30, 1994, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

        IN WITNESS WHEREOF, I have executed these presents this 7th day of March, 1995.




                                         /s/ F. Warren Hellman
                                             F. Warren Hellman
                                             Director









                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        The undersigned does hereby make, constitute and appoint Will M. Storey, Maryellen B. Cattani, Timothy J. Windle and Peter A. V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with American President Companies, Ltd. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 30, 1994, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

        IN WITNESS WHEREOF, I have executed these presents this 7th day of March, 1995.




                                         /s/ John M. Lillie
                                             John M. Lillie
                                             Chairman of the Board,
                                             President, Chief Executive Officer
                                             and Director
                                             (Principal Executive Officer)






                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        The undersigned does hereby make, constitute and appoint Will M. Storey, Maryellen B. Cattani, Timothy J. Windle and Peter A. V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with American President Companies, Ltd. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 30, 1994, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

        IN WITNESS WHEREOF, I have executed these presents this 7th day of March, 1995.




                                         /s/ Toni Rembe
                                             Toni Rembe
                                             Director









                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        The undersigned does hereby make, constitute and appoint Will M. Storey, Maryellen B. Cattani, Timothy J. Windle and Peter A. V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with American President Companies, Ltd. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 30, 1994, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

        IN WITNESS WHEREOF, I have executed these presents this 7th day of March, 1995.




                                         /s/ Timothy J. Rhein
                                             Timothy J. Rhein
                                             Director









                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        The undersigned does hereby make, constitute and appoint Will M. Storey, Maryellen B. Cattani, Timothy J. Windle and Peter A. V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with American President Companies, Ltd. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 30, 1994, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

        IN WITNESS WHEREOF, I have executed these presents this 7th day of March, 1995.




                                         /s/ Forrest N. Shumway
                                             Forrest N. Shumway
                                             Director









                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        The undersigned does hereby make, constitute and appoint Maryellen B. Cattani, Timothy J. Windle and Peter A. V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with American President Companies, Ltd. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 30, 1994, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

        IN WITNESS WHEREOF, I have executed these presents this 7th day of March, 1995.




                                         /s/ Will M. Storey
                                             Will M. Storey
                                             Executive Vice President,
                                             Chief Financial Officer, Treasurer
                                             and Director
                                             (Principal Financial Officer)






                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        The undersigned does hereby make, constitute and appoint Will M. Storey, Maryellen B. Cattani, Timothy J. Windle and Peter A. V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with American President Companies, Ltd. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 30, 1994, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

        IN WITNESS WHEREOF, I have executed these presents this 7th day of March, 1995.




                                         /s/ G. Craig Sullivan
                                             G. Craig Sullivan
                                             Director









                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        The undersigned does hereby make, constitute and appoint Will M. Storey, Maryellen B. Cattani, Timothy J. Windle and Peter A. V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with American President Companies, Ltd. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 30, 1994, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

        IN WITNESS WHEREOF, I have executed these presents this 7th day of March, 1995.




                                         /s/ Barry L. Williams
                                             Barry L. Williams
                                             Director









                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

        The undersigned does hereby make, constitute and appoint Will M. Storey, Timothy J. Windle and Peter A. V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with American President Companies, Ltd. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 30, 1994, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

        IN WITNESS WHEREOF, I have executed these presents this 9th day of March, 1995.




                                         /s/ Maryellen B. Cattani
                                             Maryellen B. Cattani
                                             Executive Vice President,
                                             General Counsel and Secretary